As filed with the Securities and Exchange Commission on March 3, 2003

Registration No. 333-101705

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 4

to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

iPAYMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	7389	62-1847043
(State or other jurisdiction of	(Primary standard industrial	(I.R.S. employer
incorporation or organization)	classification code number)	identification number)

40 Burton Hills Boulevard, Suite 415

Nashville, TN 37215
(615) 665-1858
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Gregory S. Daily

Chairman of the Board and Chief Executive Officer
40 Burton Hills Boulevard, Suite 415
Nashville, TN 37215
(615) 665-1858
(Name, address, including zip code, and telephone number,
including area code of agent for service)

Copies to:

Kevin Keogh, Esq. Mark L. Mandel, Esq. White & Case LLP 1155 Avenue of the Americas New York, New York 10036 (212) 819-8200	Marc D. Jaffe, Esq. Monica K. Thurmond, Esq. Latham & Watkins LLP 885 Third Avenue New York, New York 10022 (212) 906-1200

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.    ☐

     REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE

EXPLANATORY NOTE

      This Amendment is filed solely to file the new or amended exhibits indicated in Item 16(a) of Part II. No change is made to the preliminary prospectus constituting Part 1 of the Registration Statement or Items 13, 14, 15, 16(b) or 17 of the Part II of the Registration Statement.

SIGNATURES
EXHIBIT INDEX
2ND. AMENDMENT TO MERCHANT PROGRAM MANAGEMENT AGR.
SERVICE AGREEMENT
SERVICE AGRT. BETWEEN HUMBOLDT & CREDITCARDS.COM
2ND. AMENDMENT TO THE CREDITCARDS.COM SERVICE AGRT

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.     Exhibits and Financial Statement Schedules

      (a) Exhibits

No.		Description

1	.1*	Form of Underwriting Agreement.
2	.1#	Purchase and Sale Agreement dated June 29, 2001 among First Bank of Beverly Hills, iPayment Holdings, Inc. and Beverly Hills Acquisition Corp.
2	.2#	Asset Purchase Agreement dated August 9, 2001 among iPayment Holdings, Inc., First Acquisition Company and 1st National Processing, Inc.
2	.3#	Agreement and Plan of Merger dated March 19, 2002 among iPayment Holdings, Inc., iPayment Acquisition Sub, Inc. and E-Commerce Exchange, Inc.
2	.4#	Agreement and Plan of Merger dated August 9, 2002 among iPayment Holdings, Inc., ODC Acquisition Sub, Inc. and OnLine Data Corp.
2	.5#	Agreement and Plan of Merger dated August 26, 2002 between iPayment Holdings, Inc. and iPayment, Inc.
2	.6#	Agreement and Plan of Merger dated August 28, 2002 among iPayment, Inc., iPayment of Maine, Inc., First Merchants Bancard Services, Inc., James D. Goodrich and Stephen P. Goodrich.
2	.7#	Agreement and Plan of Merger dated September 5, 2002 among iPayment, Inc., CardSync Acquisition Sub, Inc. and CardSync Processing, Inc.
2	.8#	Portfolio Purchase Agreement dated February 16, 2001 between iPayment Technologies, Inc. and E-Commerce Exchange, Inc.
2	.9#	Amendment to Portfolio Purchase Agreement dated April 12, 2001 between iPayment Technologies, Inc. and E-Commerce Exchange, Inc.
2	.10#	Asset Sale and Purchase Agreement dated January 12, 2001 among iPayment Technologies, Inc., Electronic Check Processing, Inc. and Michael N. McCormick.
2	.11#	Amendment Number One to Asset Sale and Purchase Agreement dated March 2, 2001 among iPayment Technologies, Inc., Electronic Check Processing, Inc. and Michael N. McCormick.
3	.1*	Amended and Restated Certificate of Incorporation of iPayment, Inc.
3	.2*	Amended and Restated Bylaws of iPayment, Inc.
3	.3*	Certificate of Designation of Rights and Preferences of Series A Preferred Stock of iPayment, Inc. dated , 2002.
4	.1*	Specimen Common Stock Certificate.
4	.2#	iPayment Holdings, Inc. Investors’ Rights Agreement dated April 12, 2001 among iPayment Holdings, Inc. and the investors named therein.
4	.3#	Amendment No. 1 to the Investors’ Right Agreement dated March 19, 2002 among iPayment Holdings, Inc. and the investors named therein.
4	.4#	iPayment Holdings, Inc. Piggyback Rights Agreement dated August 9, 2002 among iPayment Holdings, Inc. and the investors named therein.

No.		Description

4	.5#	Piggyback Rights Agreement dated August 28, 2002 among iPayment, Inc., James D. Goodrich and Stephen P. Goodrich.
4	.6*	Rights Agreement between iPayment, Inc. and Wachovia Securities, Inc. as Rights Agent dated , 2002.
4	.7#	Form of Warrant.
5	.1*	Opinion of White & Case LLP.
10	.1#	Loan and Security Agreement dated April 12, 2001 between iPayment Holdings, Inc., iPayment Technologies, Inc., First Acquisition Company, Harbinger Mezzanine Partners, L.P. and Petra Mezzanine Fund, L.P.
10	.2#	Promissory Note dated August 9, 2001 from First Acquisition Company to 1st National Processing, Inc. for $3.6 million.
10	.3#	Promissory Note dated August 9, 2001 from 1st National Processing, Inc., T.A. Gillis and Leon D. Ladd to iPayment Holdings, Inc. for $900,000.
10	.4#	Subordinated Secured Promissory Note dated April 12, 2001 from iPayment Holdings, Inc., iPayment Technologies, Inc. and First Acquisition Company to Harbinger Mezzanine Partners, L.P. for $4.0 million.
10	.5#	Form of Convertible Subordinated Promissory Note.
10	.6#	Form of Subordinated Promissory Note.
10	.7#	Form of iPayment Holdings, Inc. Incentive Stock Option Agreement.
10	.8*	Amended and Restated Stock Incentive Plan.
10	.9#	iPayment, Inc. Non-Employee Directors Stock Option Plan dated August 23, 2002.
10	.10#	Guaranty in favor of 1st National Processing, Inc. dated August 9, 2001 by iPayment Holdings, Inc.
10	.11#	Form of Subordination Agreement dated October 2002 among Harbinger Mezzanine Partners, L.P., the junior creditors named therein, iPayment, Inc., iPayment Technologies, Inc. and First Acquisition Company.
10	.12#	Inter-Creditor Agreement dated April 12, 2001 between Harbinger Mezzanine Partners, L.P. and Petra Mezzanine Funds, L.P. and Charles D. Aalfs.
10	.13†#	Merchant Program Management Agreement dated September 1, 2001 between iPayment, Inc., iPayment Technologies, Inc. and Humboldt Bank, Inc.
10	.14#	First Amendment to the Merchant Program Management Agreement dated among iPayment, Inc. iPayment Technologies, Inc. and Humboldt Bank.
10	.15†	Second Amendment to the Merchant Program Management Agreement dated October 3, 2002 among iPayment, Inc., iPayment Technologies, Inc. and Humboldt Bank.
10	.16†	Service Agreement dated July 1, 2002 between First Data Merchant Services Corporation and iPayment Holdings, Inc.
10	.17#	First Amendment to Service Agreement dated October 25, 2002 between First Data Merchant Services Corporation and iPayment, Inc.
10	.18#	Merchant Services Agreement dated April 27, 2002 between OnLine Data Corp. and Global Payments Direct, Inc.
10	.19#	Merchant Broker Agreement dated April 20, 2000 between Quad City Bancard, Inc. and OnLine Data Corp.
10	.20†	Service Agreement dated August 1, 2000 between Humboldt Bank and creditcards.com.
10	.21#	First Amendment to the Creditcards.com Service Agreement dated between Creditcards.com, Inc. and Humboldt Bank.

No.		Description

10	.22†	Second Amendment to the Creditcards.com Service Agreement dated October 3, 2002 between Creditcards.com, Inc. and Humboldt Bank.
10	.23#	Office Lease Multi Tenant Gross Rent dated September 10, 2001 between Catellus Finance 1, L.L.C. and iPayment, Inc.
10	.24#	Sub-Sublease dated June 19, 2001 between Millennium Rail, Inc. and OnLine Data Corp.
10	.25#	Standard Industrial/ Commercial Multi-Tenant Lease-Gross American Industrial Real Estate Association dated May 18, 1999 between STM Wireless, Inc. and E-Commerce Exchange, LLC.
10	.26#	Sublease dated March 13, 2001 between Phycor, Inc. and iPayment Technologies, Inc.
10	.27#	Lease Agreement dated October 3, 2002 between Burton Hills IV Partners and iPayment, Inc.
10	.28#	Lease Agreement dated July 15, 1999 between William C. Rowell Family Limited Partnership and First Merchants Bancard Services, Inc.
10	.29#	Standard Office lease-Gross American Industrial Real Estate Association dated October 1, 1999 between CFE Management and CardSync Processing, Inc.
10	.30#	Sublease dated September 18, 2002 between 101 Communications, LLC and iPayment, Inc.
10	.31#	Consent of Landlord to Sublease dated October 4, 2002 by Catellus Finance 1, L.L.C., 10.1 Communications, LLC and iPayment, Inc.
10	.32#	Lease Agreement dated April 1, 2000 between SMG Holding Corp. and E-Commerce Exchange, Inc.
10	.33#	Lease Agreement dated April 2000 between P&S, Ltd. Partnership and E-Commerce Exchange, Inc.
10	.34#	Employment Agreement effective February 26, 2001 between Gregory S. Daily and iPayment Holdings, Inc.
10	.35#	Employment Agreement effective February 26, 2001 between Carl Grimstad and iPayment Holdings, Inc.
10	.36#	Employment Agreement effective September 3, 2002 between Clay M. Whitson and iPayment Holdings, Inc.
10	.37†#	Merchant Program Processing Agreement dated January 31, 2003, among iPayment, Inc., Chase Merchant Services, LLC and JPMorgan Chase Bank.
10	.38†#	Processing Services Agreement dated January 1, 2003, between iPayment, Inc. and Vital Processing Services LLC.
21	.1#	Subsidiaries of the Registrant.
23	.1#	Consent of Ernst & Young LLP.
23	.2*	Consent of White & Case LLP (included in Exhibit 5.1).
24	.1#	Power of Attorney (included on Page II-10).
24	.2#	Power of Attorney of Don McLemore.
24	.3#	Power of Attorney of Jennie Carter Thomas.

*	To be filed by amendment.

#	Previously filed.

†	Confidential treatment requested.

      (b) Financial Statement Schedules

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 3, 2003.

iPAYMENT, INC.

By:	/s/ GREGORY S. DAILY

GREGORY S. DAILY
Chairman of the Board
and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ GREGORY S. DAILY Gregory S. Daily	Chairman of the Board and Chief Executive Officer (principal executive officer)	March 3, 2003

/s/ CLAY M. WHITSON Clay M. Whitson	Director and Chief Financial Officer (principal financial and accounting officer)	March 3, 2003

* Peter Y. Chung	Director	March 3, 2003

* John C. Harrison	Director	March 3, 2003

* David T. Vandewater	Director	March 3, 2003

* David M. Wilds	Director	March 3, 2003

* Don McLemore	Director	March 3, 2003

* Jennie Carter Thomas	Director	March 3, 2003

*By: /s/ GREGORY S. DAILY Gregory S. Daily As Attorney-In-Fact

EXHIBIT INDEX

No.		Description

1	.1*	Form of Underwriting Agreement.
2	.1#	Purchase and Sale Agreement dated June 29, 2001 among First Bank of Beverly Hills, iPayment Holdings, Inc. and Beverly Hills Acquisition Corp.
2	.2#	Asset Purchase Agreement dated August 9, 2001 among iPayment Holdings, Inc., First Acquisition Company and 1st National Processing, Inc.
2	.3#	Agreement and Plan of Merger dated March 19, 2002 among iPayment Holdings, Inc., iPayment Acquisition Sub, Inc. and E-Commerce Exchange, Inc.
2	.4#	Agreement and Plan of Merger dated August 9, 2002 among iPayment Holdings, Inc., ODC Acquisition Sub, Inc. and OnLine Data Corp.
2	.5#	Agreement and Plan of Merger dated August 26, 2002 between iPayment Holdings, Inc. and iPayment, Inc.
2	.6#	Agreement and Plan of Merger dated August 28, 2002 among iPayment, Inc., iPayment of Maine, Inc., First Merchants Bancard Services, Inc., James D. Goodrich and Stephen P. Goodrich.
2	.7#	Agreement and Plan of Merger dated September 5, 2002 among iPayment, Inc., CardSync Acquisition Sub, Inc. and CardSync Processing, Inc.
2	.8#	Portfolio Purchase Agreement dated February 16, 2001 between iPayment Technologies, Inc. and E-Commerce Exchange, Inc.
2	.9#	Amendment to Portfolio Purchase Agreement dated April 12, 2001 between iPayment Technologies, Inc. and E-Commerce Exchange, Inc.
2	.10#	Asset Sale and Purchase Agreement dated January 12, 2001 among iPayment Technologies, Inc., Electronic Check Processing, Inc. and Michael N. McCormick.
2	.11#	Amendment Number One to Asset Sale and Purchase Agreement dated March 2, 2001 among iPayment Technologies, Inc., Electronic Check Processing, Inc. and Michael N. McCormick.
3	.1*	Amended and Restated Certificate of Incorporation of iPayment, Inc.
3	.2*	Amended and Restated Bylaws of iPayment, Inc.
3	.3*	Certificate of Designation of Rights and Preferences of Series A Preferred Stock of iPayment, Inc. dated , 2002.
4	.1*	Specimen Common Stock Certificate.
4	.2#	iPayment Holdings, Inc. Investors’ Rights Agreement dated April 12, 2001 among iPayment Holdings, Inc. and the investors named therein.
4	.3#	Amendment No. 1 to the Investors’ Right Agreement dated March 19, 2002 among iPayment Holdings, Inc. and the investors named therein.
4	.4#	iPayment Holdings, Inc. Piggyback Rights Agreement dated August 9, 2002 among iPayment Holdings, Inc. and the investors named therein.
4	.5#	Piggyback Rights Agreement dated August 28, 2002 among iPayment, Inc., James D. Goodrich and Stephen P. Goodrich.
4	.6*	Rights Agreement between iPayment, Inc. and Wachovia Securities, Inc. as Rights Agent dated , 2002.
4	.7#	Form of Warrant.
5	.1*	Opinion of White & Case LLP.
10	.1#	Loan and Security Agreement dated April 12, 2001 between iPayment Holdings, Inc., iPayment Technologies, Inc., First Acquisition Company, Harbinger Mezzanine Partners, L.P. and Petra Mezzanine Fund, L.P.
10	.2#	Promissory Note dated August 9, 2001 from First Acquisition Company to 1st National Processing, Inc. for $3.6 million.
10	.3#	Promissory Note dated August 9, 2001 from 1st National Processing, Inc., T.A. Gillis and Leon D. Ladd to iPayment Holdings, Inc. for $900,000.

No.		Description

10	.4#	Subordinated Secured Promissory Note dated April 12, 2001 from iPayment Holdings, Inc., iPayment Technologies, Inc. and First Acquisition Company to Harbinger Mezzanine Partners, L.P. for $4.0 million.
10	.5#	Form of Convertible Subordinated Promissory Note.
10	.6#	Form of Subordinated Promissory Note.
10	.7#	Form of iPayment Holdings, Inc. Incentive Stock Option Agreement.
10	.8*	Amended and Restated Stock Incentive Plan.
10	.9#	iPayment, Inc. Non-Employee Directors Stock Option Plan dated August 23, 2002.
10	.10#	Guaranty in favor of 1st National Processing, Inc. dated August 9, 2001 by iPayment Holdings, Inc.
10	.11#	Form of Subordination Agreement dated October 2002 among Harbinger Mezzanine Partners, L.P., the junior creditors named therein, iPayment, Inc., iPayment Technologies, Inc. and First Acquisition Company.
10	.12#	Inter-Creditor Agreement dated April 12, 2001 between Harbinger Mezzanine Partners, L.P. and Petra Mezzanine Funds, L.P. and Charles D. Aalfs.
10	.13†#	Merchant Program Management Agreement dated September 1, 2001 between iPayment, Inc., iPayment Technologies, Inc. and Humboldt Bank, Inc.
10	.14#	First Amendment to the Merchant Program Management Agreement dated among iPayment, Inc. iPayment Technologies, Inc. and Humboldt Bank.
10	.15†	Second Amendment to the Merchant Program Management Agreement dated October 3, 2002 among iPayment, Inc., iPayment Technologies, Inc. and Humboldt Bank.
10	.16†	Service Agreement dated July 1, 2002 between First Data Merchant Services Corporation and iPayment Holdings, Inc.
10	.17#	First Amendment to Service Agreement dated October 25, 2002 between First Data Merchant Services Corporation and iPayment, Inc.
10	.18#	Merchant Services Agreement dated April 27, 2002 between OnLine Data Corp. and Global Payments Direct, Inc.
10	.19#	Merchant Broker Agreement dated April 20, 2000 between Quad City Bancard, Inc. and OnLine Data Corp.
10	.20†	Service Agreement dated August 1, 2000 between Humboldt Bank and creditcards.com.
10	.21#	First Amendment to the Creditcards.com Service Agreement dated March 21, 2002 between Creditcards.com, Inc. and Humboldt Bank.
10	.22†	Second Amendment to the Creditcards.com Service Agreement dated October 3, 2002 between Creditcards.com, Inc. and Humboldt Bank.
10	.23#	Office Lease Multi Tenant Gross Rent dated September 10, 2001 between Catellus Finance 1, L.L.C. and iPayment, Inc.
10	.24#	Sub-Sublease dated June 19, 2001 between Millennium Rail, Inc. and OnLine Data Corp.
10	.25#	Standard Industrial/ Commercial Multi-Tenant Lease-Gross American Industrial Real Estate Association dated May 18, 1999 between STM Wireless, Inc. and E-Commerce Exchange, LLC.
10	.26#	Sublease dated March 13, 2001 between Phycor, Inc. and iPayment Technologies, Inc.
10	.27#	Lease Agreement dated October 3, 2002 between Burton Hills IV Partners and iPayment, Inc.
10	.28#	Lease Agreement dated July 15, 1999 between William C. Rowell Family Limited Partnership and First Merchants Bancard Services, Inc.
10	.29#	Standard Office lease-Gross American Industrial Real Estate Association dated October 1, 1999 between CFE Management and CardSync Processing, Inc.
10	.30#	Sublease dated September 18, 2002 between 101 Communications, LLC and iPayment, Inc.
10	.31#	Consent of Landlord to Sublease dated October 4, 2002 by Catellus Finance 1, L.L.C., 10.1 Communications, LLC and iPayment, Inc.
10	.32#	Lease Agreement dated April 1, 2000 between SMG Holding Corp. and E-Commerce Exchange, Inc.
10	.33#	Lease Agreement dated April 2000 between P&S, Ltd. Partnership and E-Commerce Exchange, Inc.

No.		Description

10	.34#	Employment Agreement effective February 26, 2001 between Gregory S. Daily and iPayment Holdings, Inc.
10	.35#	Employment Agreement effective February 26, 2001 between Carl Grimstad and iPayment Holdings, Inc.
10	.36#	Employment Agreement effective September 3, 2002 between Clay M. Whitson and iPayment Holdings, Inc.
10	.37†#	Merchant Program Processing Agreement dated January 31, 2003, among iPayment, Inc., Chase Merchant Services, LLC and JPMorgan Chase Bank.
10	.38†#	Processing Services Agreement dated January 1, 2003, between iPayment, Inc. and Vital Processing Services LLC.
21	.1#	Subsidiaries of the Registrant.
23	.1#	Consent of Ernst & Young LLP.
23	.2*	Consent of White & Case LLP (included in Exhibit 5.1).
24	.1#	Power of Attorney (included on Page II-10).
24	.2#	Power of Attorney of Don McLemore
24	.3#	Power of Attorney of Jennie Carter Thomas

*	To be filed by amendment.

#	Previously filed.

†	Confidential treatment requested.